UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

RICHARDSON ELECTRONICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 208-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 11, 2005, Richardson Electronics, Ltd. issued a press release announcing its annual meeting of stockholders and web conference availability. A copy of the press release is furnished below:

Richardson Electronics Announces Stockholders’ Meeting and Web Conference Availability

LaFox, IL, Tuesday, October 11, 2005: Richardson Electronics, Ltd. (NASDAQ: RELL) today announced that the Company’s 2005 annual meeting of stockholders will be held on Tuesday, October 18, 2005 at 3:15 P.M. CDT at the corporate headquarters in LaFox, Illinois. Chairman and Chief Executive Officer, Edward J. Richardson will host the meeting and will be joined by Bruce W. Johnson, President and Chief Operating Officer and David J. DeNeve, Senior Vice President and Chief Financial Officer. At the meeting, stockholders will vote on the directors standing for election and the adoption of the Richardson Electronics, Ltd. 2006 Stock Option Plan for Non-Employee Directors. In addition, presentations will be made on the Company’s performance, the realignment of the RF and Wireless Communications Group with the Industrial Power Group and the recent acquisition of A.C.T. Kern GmbH & Co. KG, a display technology company.

A live web conference of the meeting is available using Microsoft Office Live Meeting and can be accessed at http://www.livemeeting.com/cc/rell/join. At the “Enter Meeting” page, supply the following information:

— Your Name: (enter your name)

— Meeting ID: C7J4KQ

— Meeting Key: d”6”[T)^j

To access the audio portion of the meeting, please dial (USA) 1-877-322-9654. The access code for the call is 691640.

There is a limit of 25 seats for the web conference and they are available on a first come, first serve basis.

The presentation will be placed on the Company’s website at http://www.rell.com/investor.asp for viewing beginning October 19, 2005.

During the course of the stockholders meeting, the Company may make “forward-looking” statements as defined by the SEC. Statements in this meeting regarding the Company’s business which are not historical facts represent “forward-looking” statements that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. The Company assumes no responsibility to update the forward-looking statements in the meeting as a result of new information, future events, or otherwise.

About Richardson Electronics

Richardson Electronics, Ltd. is a global provider of “engineered solutions,” serving the RF and wireless communications, industrial power conversion, security and display systems markets. The Company delivers engineered solutions for its customers’ needs through product manufacturing, systems integration, prototype design and manufacture, testing and logistics. Press announcements and other information about Richardson are available on the World Wide Web at http://www.rell.com/investor.asp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: October 12, 2005	By:	/s/ David J. DeNeve
	Name:	David J. DeNeve
	Title:	Senior Vice President and Chief Financial Officer